UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       February 5, 2008

MOVADO GROUP, INC.
(Exact name of registrant as specified in its charter)
NEW YORK
(State or other jurisdiction of incorporation)
1-16497	13-2595932
(Commission File Number)	(I.R.S. Employer Identification No.)

650 From Road Paramus, New Jersey	07652
(Address of principal executive offices)	(Zip Code)

(201) 267-8000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On February 5, 2008, the Board of Directors of the Company amended the Company’s Restated By-laws to (i) reflect the current name of the Company by changing “North American Watch Corporation” to “Movado Group, Inc.”, (ii) provide for electronic transmission of notice of meetings to shareholders by making minor revisions to Sections 2.2 and 2.6 and (iii) increase the number of days the Board may fix a record date in advance of any meeting of shareholders or any other lawful action by changing “50” days to “60” days in Sections 2.5 and 2.6. In connection therewith, the Board determined to restate the Restated By-laws in their entirety effective as of February 5, 2008.

The full text of the Restated By-laws, as amended, is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.
EXHIBIT NO.	DESCRIPTION
3.1	Restated By-laws, as amended effective February 5, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  February 8, 2008

MOVADO GROUP, INC.
By:	/s/ Timothy F. Michno
Name: Timothy F. Michno Title: General Counsel

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
3.1	Restated By-laws, as amended effective February 5, 2008